UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO RULE 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2021

NXP Semiconductors N.V.

(Exact name of Registrant as specified in charter)

Netherlands	001-34841	98-1144352
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

60 High Tech Campus Eindhoven Netherlands	5656 AG
(Address of principal executive offices)	(Zip Code)

+31 40 2729999

(Registrant’s telephone number, including area code)

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Number of each exchange on which registered
Common shares, EUR 0.20 par value	NXPI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

NXP Semiconductors N.V. (together with its subsidiaries, “NXP”) announced today the launch and pricing of a private offering of senior unsecured notes pursuant to Rule 144A and Regulation S under the U.S. Securities Act of 1933, as amended, of $1,000 million aggregate principal amount of 2.650% senior notes due 2032, $500 million aggregate principal amount of 3.125% senior notes due 2042 and $500 million aggregate principal amount of 3.250% senior notes due 2051 (collectively, the “Notes”) by its subsidiaries NXP B.V., NXP Funding LLC and NXP USA, Inc. (together, the “Issuers”). The Notes will be fully and unconditionally guaranteed on a senior basis by NXP Semiconductors N.V.

NXP intends to use a portion of the net proceeds from the offering of the Notes to redeem the $1,000 million aggregate principal amount of outstanding dollar-denominated 3.875% senior unsecured notes due 2022 (the “3.875% 2022 Notes”) in accordance with the terms of the indenture governing the 3.875% 2022 Notes (the “3.875% 2022 Notes Redemption”), including all premiums, accrued interest and costs and expenses related to the 3.875% 2022 Notes Redemption. NXP intends to use the remaining net proceeds for general corporate purposes, which may include capital expenditures or equity buyback transactions. The offering of the Notes is expected to close on November 30, 2021, subject to customary closing conditions. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

The following exhibits are attached with this current report on Form 8-K:

(d) Exhibits.

99.1	Press release issued by NXP Semiconductors N.V. on November 15, 2021

99.2	Press release issued by NXP Semiconductors N.V. on November 15, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXP Semiconductors N.V.

By:	/s/ Dr. Jean A. W. Schreurs
Name:	Dr. Jean A.W. Schreurs
Title:	SVP and Chief Corporate Counsel

Date: November 15, 2021

[Signature Page to Pricing 8-K]